Other assets	6 Months Ended
Jun. 30, 2026
Other Assets [Abstract]
Other assets	Other assets
Other assets consisted of the following as of June 30, 2026 and December 31, 2025:

	June 30, 2026	December 31, 2025
Straight-line rents, prepaid expenses and other	$567,673	$506,031
Loans receivable, net of allowance for credit losses (a)	530,357	513,689
Lease incentives	101,992	100,401
Notes receivable, net of allowance for credit losses	91,017	86,846
Inventory	90,822	112,438
Operating lease right of use assets, net	36,159	39,395
Derivative assets (Note 12)	32,340	12,247
Investments	9,213	49,590
Other receivables, net	506,685	458,641
	$1,966,258	$1,879,278

(a)As of June 30, 2026 and December 31, 2025, we had an allowance for credit losses on loans receivable of $5 million and $0.3 million, respectively. During the six months ended June 30, 2026 and 2025, we recognized interest income from loans receivable, net of allowance for credit losses of $24 million and $26 million, respectively, included in other income.